Exhibit 10.f
                                                                   Pages 136-146

                                  FIRST BANCORP

                             1994 STOCK OPTION PLAN
                             ----------------------

    1. Purpose of Plan. This 1994 Stock Option Plan (the "Plan") is intended to increase the incentive for participants to contribute to the success of First Bancorp ("Bancorp") and its subsidiaries and to reward them for their contribution to that success.

    2. Shares Subject to Plan. The options granted under this Plan will be options to acquire shares of Bancorp's common stock, no par value ("common stock"). The maximum number of shares that may be issued pursuant to this Plan is 370,000.

    3. Administration of Plan. The Compensation Committee (the "Committee") of Bancorp's Board of Directors will administer the Plan. Except to the extent permitted under Rule 16b-3 promulgated under the Securities Exchange Act of 1934 with respect to options granted pursuant to Section 5 below, during the year prior to commencement of service on the Committee, the Committee members will not have participated in or received securities under, and while serving and for one year after serving on the Committee, such members shall not receive securities under or be eligible for selection as persons to whom shares may be transferred or to whom stock options may be granted under, the Plan or any other discretionary plan of Bancorp (or an affiliate of Bancorp) under which participants are entitled to acquire shares, stock options or stock appreciation rights of Bancorp (or an affiliate of Bancorp).

The Committee, in addition to any other powers granted to it hereunder, shall have the powers, subject to the express provisions of the Plan:

                  (a) in its discretion, to determine the Employees (defined in Section 4(a) hereof) to receive options, the times when options shall be granted, the times when options may be exercised, the number of shares to be subject to each option, the exercise price of each option, and any restrictions on the transfer or ownership of shares purchased pursuant to an option;

                  (b) to prescribe, amend and repeal rules and regulations of general application relating to the Plan;

                  (c) to construe and interpret the Plan;

                  (d) to require of any person exercising an option granted under the Plan, at the time of such exercise, the execution of any paper or making or any representation or the giving of any commitment that the Committee shall, in its discretion, deem necessary or advisable by reason of the securities laws of the United States or any State, or the execution of any paper or the payment of any sum of money in respect of taxes or the undertaking to pay or have paid any such sum that the Committee shall, in its discretion, deem necessary by reason of the Internal Revenue Code or any rule or regulation thereunder, or by reason of the tax laws of any State;

                  (e) to amend stock options previously granted and outstanding, but no amendment to any such agreement shall be made without
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                  the consent of the optionee if such amendment would adversely affect the rights of the optionee under his stock option agreement or would disqualify an "incentive stock option" (as defined in Section 422 of the Internal Revenue Code) (an "incentive stock option") from being such under the Internal Revenue Code; and no amendment shall be made to any stock option agreement that would cause the inclusion therein of any term or provision inconsistent with the Plan; and

                  (f) to make all other determinations necessary or advisable for the administration of the Plan. Determinations of the Committee with respect to the matters referred to in this section shall be conclusive and binding on all persons eligible to participate under the Plan and their legal representatives and beneficiaries. The Committee shall have full authority to act with respect to the participation of any Employee, including any directors or officers, and nothing in the Plan shall be construed to be in derogation of such authority.

    The Committee may designate selected Committee members or employees of Bancorp to assist the Committee in the administration of the Plan and may grant authority to such persons to execute documents, including options, on behalf of the Committee, subject in each such case to the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. Decisions and determinations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. No member of the Committee, nor any person authorized to act on behalf of the Committee, shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder.

    4.  Grant of Option to Employees.
        ----------------------------

                                    (a) Employees to Whom Options May Be
                                    Granted. The Committee may grant an
                                    incentive stock option to any employee of Bancorp or any of its subsidiaries ("Employee"). In determining which Employees will be granted an option, the Committee shall consider the duties of the Employees, their present and potential contributions to the success of Bancorp, and such other factors as the Committee deems relevant in connection with accomplishing the purposes of the Plan.

                                    (b) Number of Shares. The Committee may
                                    grant to an Employee an option to purchase such number of shares as the Committee may chose.

                                    (c) Exercise Price. The Committee will
                                    specify the exercise price with respect to each option granted hereunder, but with respect to each option the exercise price must be at least 100% of the fair market value of the shares covered by the option at the time the option is granted.

                                    (d) Term of Options. The Committee will
                                    specify the expiration date of each option granted hereunder; provided, however that no option granted hereunder may be exercised after the expiration of ten years from the date on which such option was granted.

    5. Options for Independent Directors. The grant of options under this
Section 5 shall be limited to those directors of Bancorp who, on the date of

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grant, are neither officers nor employees of Bancorp or any subsidiary (such directors are referred to herein as "Eligible Directors").

On June 1 of each calendar year to and including June 1, 2003, (or, if June 1 is not a business day, the immediately preceding business day (the "Grant Date")), each Eligible Director shall automatically receive from Bancorp an option to acquire 1,000 shares of common stock at an exercise price equal to the closing sales price of the common stock on the Grant Date. Each such option shall be exercisable immediately and at any time and from time to time thereafter (subject to Section 6 hereof) until and including the date which is the business day immediately preceding the tenth anniversary of the Grant Date. Notice of each such option granted on a Grant Date shall be given to each Eligible Director within a reasonable time after the Grant Date. Shares obtained upon exercise of such an option may not be sold or otherwise transferred for consideration within six months of the date of grant of that option.

This Section 5 may not be amended more frequently than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

    6. Exercise. Subject to the provisions of this Plan, an option granted under
Section 4 hereof shall be exercisable at such time or times after the date of Grant thereof, according to such schedule and upon such conditions as may be determined by the Committee at the time of grant, and an option granted under
Section 5 hereof shall be exercisable in accordance with the provisions of
Section 5 hereof. An option granted hereunder may be exercised as to part or all of the shares covered thereby at any time before the expiration date of such option.

During the participant's lifetime, only the participant may exercise an option granted to him. If a participant dies prior to the expiration date of an option granted to him, without having exercised his option as to all of the shares covered thereby, the option may be exercised, to the extent of the shares with respect to which the option could have been exercised on the date of the participant's death, by the estate or a person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the Employee.

    7. Payment of Exercise Price. The exercise price will be payable upon exercise of the option to purchase shares. Payment of the exercise price shall be made in cash or, to the extent permitted by the Committee and as set forth in the Memorandum of Option, with shares of Bancorp common stock, valued at fair market value on the date of exercise.

     8. Transferability. No option granted hereunder may be transferred by the participant except by will or by the laws of descent and distribution, upon the death of the participant.

     9. Memorandum of Option.

                                    (a) General. The Committee will deliver to
each participant to whom an option is granted a Memorandum of Option, stating the terms of the option.

                                    (b) Incentive Stock Option Rules. It is
                                    intended that options granted under Section
                                    4 of this Plan may qualify for treatment for federal income tax as "incentive stock options," as that term is defined by Section 422 of the Internal Revenue Code, provided that the Employee follows certain rules

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                                    concerning the exercise of the options. In
                                    the Memorandum of Option referred to in this paragraph the Committee will set forth the rules that the Employee must observe if his option is to qualify as an incentive stock option.

     10. Capital Adjustments. The number of shares of common stock covered by each outstanding option granted under the Plan, and the option price thereof, will be subject to an appropriate and equitable adjustment, as determined by the Committee, to reflect any stock dividend, stock split or share combination, and will be subject to such adjustment as the Committee may deem appropriate to reflect any exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by Bancorp.

     11. Amendment or Discontinuance. The Plan may be amended, altered or discontinued by the Board of Directors of Bancorp. No termination or amendment of the Plan shall materially and adversely affect any rights or obligations of the holder of an option theretofore granted under the Plan without his consent.

     12. Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an option to purchase common stock of Bancorp or any other rights hereunder except as may be expressly granted by the Committee (or granted pursuant to Section 5) and evidenced by a memorandum of Option described in
Section 9.

     13. Effectiveness of the Plan; Duration. The Plan shall be subject to approval by the vote of the holders of a majority of the shares of stock of Bancorp entitled to vote. The Plan shall be effective at once upon such approval. No option may be granted prior to the approval of the Plan by shareholders. No options may be granted under this Plan after April 28, 2004.

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                     SAMPLE MEMORANDUM OF OPTION (EMPLOYEE)

                                    This memorandum of option evidences the
grant of an option to John Doe ("Employee") pursuant to the First Bancorp 1994 Stock Option Plan (the "Plan"). This memorandum also describes the terms and conditions of the option.

                           1. Grant of Option. First Bancorp (the "Corporation")
hereby grants to the Employee an option to purchase 1,000 shares of the Corporation's common stock, $5.00 par value ("common stock"), at a price of $20.00 per share. This option is granted as of June 1, 1994.

                           2. Term.

                                     (a) Normal Term. The term of this option
                                        commences on June 1, 1994, and
                                        terminates on May 31, 2004; provided,
                                        however, that the option may be
                                        terminated earlier as provided below.

                                     (b) Early Termination. The Options will
                                        terminate upon any the following events:

                                        (i)  Death. The Options will terminate
                                             three months after the death of the
                                             Employee who dies while employed by
                                             the Corporation or one of its
                                             subsidiaries.

                                        (ii) Disability. The Options will
                                             terminate ninety days after the
                                             Employee's employment with the
                                             Corporation or one of its
                                             Subsidiaries on account of the
                                             Employee's disability.

                                        (iii) Termination of Employment. The
                                             Options will terminate ninety days
                                             after the date the Employee's
                                             employment with the Corporation or
                                             one of its subsidiaries terminates
                                             for any reason other than death or
                                             disability.

                           3. Payment of Exercise Price. The exercise price will
be payable in full upon exercise of the option to purchase shares. Payment of the exercise price may be made in cash, or with shares of the Corporation's common stock, valued at fair market value on the date of exercise.

                           4. Transferability. The option may not be transferred
by the Employee, except upon the Employee's death by will or by the laws of descent and distribution.

                           5. Vesting. The options are not vested as of the date
of the grant. On (one year from the date of the grant), an Option to purchase 20% of the shares will become vested. The remaining Options will vest as follows:

                      Two years from date of grant - 20%
                      Three years from date of grant - 20%
                      Four years from date of grant - 20%
                      Five years from date of grant - 20%

        No Option will vest after the date the Employee's employment with the Corporation or one of its subsidiaries terminates.

        Any option that does not vest will be forfeited.

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                           6. Exercise. Each Option represented hereby may be
exercised beginning on the date it vests pursuant to paragraph 5 hereof, and each Option remains exercisable until it terminates pursuant to paragraph 2. During the Employee's lifetime, only the Employee may exercise the Options. If the Employee dies prior to the expiration date of the Options, without having exercised his/her Option as to all of the shares covered thereby, the Options may be exercised, to the extent of the shares with respect to which such Option could have been exercised on the date of the Employee's estate or a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Employee.

                      Notwithstanding the foregoing, this option shall become fully vested and immediately exercisable upon a "Change in Control" of the Corporation. For purposes of this section, "Control" means the power, directly or indirectly, to direct the management or policies of the Corporation or to vote forty (40%) or more of any class of voting securities of the Corporation, except that any merger, consolidation or corporate reorganization in which the owners of the capital stock entitled to vote ("Voting Stock") in the election of directors of the Corporation prior to said combination own sixty-one percent (61%) or more of the resulting entity's Voting Stock shall not be considered a Change in Control; provided, however, that a Change in Control shall be deemed to have occurred if: (i) any "person" (as that term is used in Sections 13 (d) and 14 (d)(2) of the Securities Exchange Act of 1934), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, is or becomes the beneficial owner (as the term is used in Section 13(d) of the Securities exchange act of 1934), directly or indirectly, of thirty-three (33%) or more of the Voting Stock of the Corporation or its successors; (ii) during any period of two consecutive years individuals who at the beginning of such period constituted the Board of Directors of the Corporation or its successors (the "Incumbent Board") cease for any reason to constitute at least a majority thereof; provided, that any person who becomes a director of the Corporation after the beginning of such period whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board shall be considered a member of the Incumbent Board; or
(iii) there occurs the sale of all or substantially all of the assets of the Corporation.

                      The option shall be exercised by delivery to the Corporation of a Notice of Exercise in the form attached to this Memorandum of Option.

                           7. Administration of Plan. The Plan is administered
by a Committee appointed by the Corporation's Board of Directors. The Committee has the authority to construe and interpret the Plan, to make rules of general application relating to the Plan, to amend outstanding options, and to require of any person exercising this option, at the time of such exercise, the execution of any paper or the making of any representation or the giving of any commitment that the Committee shall, in its discretion, deem necessary or advisable by reason of the securities laws of the United States or any State, or the execution of any paper or the payment of any sum of money in respect of taxes or the undertaking to pay or have paid any such sum that the Committee shall, in its discretion, deem necessary by reason of the Internal Revenue Code or any rule or regulation thereunder, or by reason of the tax laws of any State.

                      This option is granted pursuant to the Plan and is subject to the terms thereof.

                           8. Capital Adjustments. The number of shares of
common stock covered by this option, and the option price thereof, will be subject to an appropriate and equitable adjustment, as determined by the

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

Committee, to reflect any stock dividend, stock split or share combination, and will be subject to such adjustment as the Committee may deem appropriate to reflect any exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Corporation.

                           9. Rights as a Shareholder. The Employee, or a
transferee of any option, shall have no rights as a shareholder with respect to any shares subject to this option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in paragraph 7 hereof.

                           10. Incentive Stock Option Rules. It is intended that
this option may qualify for treatment for federal income tax as an "incentive stock option," as that term is defined by Section 422 of the Internal Revenue Code, provided that the Employee complies with the following additional rules concerning the exercise of the Options:

                                (A) None of the shares acquired upon exercise of
                                    this option may be sold or otherwise
                                    disposed of by the Employee within 2 years of the date this option is granted.

                                (B) None of the shares acquired upon exercise of
                                    this option may be sold or otherwise
                                    disposed of within 1 year of the date on which such shares are transferred to the Employee.

                                (C) At all times beginning on the date this
                                    option is granted and ending 3 months prior to the date on which the option is exercised, the Employee must remain employed by the Corporation or one of its Subsidiaries.

                  Note: Failure to follow these rules will disqualify the Employee from treating the acquisition of shares pursuant to this option as an acquisition of shares pursuant to an "incentive stock option" under the Internal Revenue Code. The Employee should consult his own tax adviser concerning the tax treatment of this option.

              To evidence their agreement to the terms and conditions of this option, the Corporation and the Employee have signed this memorandum of option.


                                            CORPORATION:

                                            First Bancorp

                                            By

                                            EMPLOYEE:


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                               Notice of Exercise

                  I,______________________(Name) hereby exercise the option granted to me on_____________(Date of Option) and elect to purchase_________(Number) shares of the common stock of First Bancorp, at the option price of $_____ per share.

                  I agree to provide First Bancorp with such other documents and representations as it deems appropriate, pursuant to the option.



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                             SAMPLE MEMORANDUM OF OPTION (INDEPENDENT DIRECTOR)

                  This memorandum of option evidences the grant of an option to John Doe ("Director") pursuant to the First Bancorp 1994 Stock Option Plan (the "Plan"). This memorandum also describes the terms and conditions of the option.

                  1. Grant of Option. First Bancorp(the "Corporation") hereby grants to the Director an option to purchase 500 shares of the Corporation's common stock, $5.00 par value ("common stock"), at a price of $20.00 per share. This option is granted as of June l, 1994.

                  2. Tenn. The term of this option commences on June 1, 1994, and terminates on May 31, 2004.

                  3. Payment of Exercise Price. The exercise price will be payable in full upon exercise of the option to purchase shares. Payment of the exercise price may be made in cash, or with shares of the Corporation's common stock, valued at the fair market value on the date of exercise.

                  4. Transferability. The option may not be transferred by the Director, except upon the Director's death by will or by the laws of descent and distribution. None of the shares issuable upon the exercise of the option may be sold or otherwise transferred for consideration within six (6) months of the date of grant of the option set forth in paragraph 1 hereof.

                  5. Exercise. During the Director's lifetime, only the Director may exercise the option. If the Director dies prior to the expiration date of this option, without having exercised the option as to all of the shares covered thereby, the option may be exercised, to the extent of the shares with respect to which the option could have been exercised on the date of the Director's death, by the estate or a person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the Director.

                  The option shall be exercised by delivery to the Corporation of a Notice of Exercise in the form attached to this memorandum of option.

                  6. Administration of Plan. The Plan is administered by a Committee appointed by the Corporation's Board of Directors. The Committee has the authority to construe and interpret the Plan, to make rules of general application relating to the Plan, to amend outstanding options, and to require of any person exercising this option, at the time of such exercise, the execution of any paper or the making of any representation or the giving of any commitment that the Committee shall, in its discretion, deem necessary or advisable by reason of the securities laws of the United States or any State, or the execution of any paper or the payment of any sum of money in respect of taxes or the undertaking to pay or have paid any such sum that the Committee shall, in its discretion, deem necessary by reason of the Internal Revenue Code or any rule or regulation thereunder, or by reason of the tax laws of any State. This option is granted pursuant to the Plan and is subject to the terms thereof.

                  7. Capital Adjustments. The number of shares of common stock covered by this option, and the option price thereof, will be subject to an appropriate and equitable adjustment, as determined by the Committee, to reflect

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

any stock dividend, stock split or share combination, and will be subject to such adjustment as the Committee may deem appropriate to reflect any exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Corporation.

                  8. Rights as a Shareholder. The Director, or a transferee of any option, shall have no rights as a shareholder with respect to any shares subject to this option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in paragraph 7 hereof.

                  To evidence their agreement to the terms and conditions of this option, the Corporation and the Director have signed this memorandum of option.

                                        CORPORATION:

                                        First Bancorp

                                        By

                                        DIRECTOR:



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                               Notice of Exercise
                               ------------------

                  I,____________________(Name) hereby exercise the option granted to me on____________(Date of Option) and elect to purchase________(Number) shares of the common stock of First Bancorp, at the option price of $_____per share.

                  I agree to provide First Bancorp with such other documents and representations as it deems appropriate, pursuant to the option.




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